UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 1, 2013 (July 26, 2012)

EMERALD OIL, INC.

(Exact name of registrant as specified in its charter)

Montana	1-35097	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 1360
Denver, CO 80202

(Address of principal executive offices, including zip code)

(303) 323-0008

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 31, 2012, Voyager Oil & Gas, Inc., a Montana corporation (the “Company”) filed a Current Report on Form 8-K reporting the acquisition, on July 26, 2012, of all of the stock of Emerald Oil, Inc. (“Emerald Oil”), a wholly owned subsidiary of Emerald Oil & Gas NL, as amended by a Current Report on Form 8-K/A the Company filed on August 7, 2012 to provide the historical and pro forma financial information relating to Emerald Oil, as more fully described in Items 9.01(a) and 9.01(b) of the Company’s initial filing. The Company is filing this Current Report on Form 8-K/A to include, as Note 4 to the unaudited pro forma condensed combined financial statements of the Company and Emerald Oil presented in Exhibit 99.2, a reconciliation schedule that shows how the Company derived the historical statements of operations for the six months ended June 30, 2012 and the year ended December 31, 2011 from the audited financial statements of the Company presented in Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Audited consolidated balance sheets of Emerald Oil as of June 30, 2011 and 2012 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from inception (April 13, 2011) through June 30, 2011 and for the year ended June 30, 2012 and the related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma condensed balance sheet based on the historical balance sheets of the Company and Emerald Oil, giving effect to the Company’s acquisition of Emerald Oil as if the transaction had occurred on June 30, 2012 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012, based on the historical statements of operations of the Company’s and Emerald Oil’s, giving effect to the Company’s acquisition of Emerald Oil as if the transaction had occurred on January 1, 2011, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit	Exhibit Description

23.1	Consent of BDO USA, LLP.

99.1	Audited consolidated balance sheets of Emerald Oil as of June 30, 2011 and 2012 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from inception (April 13, 2011) through June 30, 2011 and for the year ended June 30, 2012 and the related notes.

99.2	Unaudited pro forma condensed balance sheet based on the historical balance sheets of the Company and Emerald Oil, and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012, and the related notes showing the pro forma effects of the Emerald Oil acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EMERALD OIL, INC.

By:	/s/ Mitchell R. Thompson
Mitchell R. Thompson
Chief Accounting Officer

Date: February 1, 2013

EXHIBIT INDEX

Exhibit	Exhibit Description

23.1	Consent of BDO USA, LLP.

99.1	Audited consolidated balance sheets of Emerald Oil as of June 30, 2011 and 2012 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from inception (April 13, 2011) through June 30, 2011 and for the year ended June 30, 2012 and the related notes.

99.2	Unaudited pro forma condensed balance sheet based on the historical balance sheets of the Company and Emerald Oil, and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2011 and the six months ended June 30, 2012, and the related notes showing the pro forma effects of the Emerald Oil acquisition.